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                                                              Exhibit 10(n)(xix)

[Silicon Valley Bank Logo]

Amendment to Loan Agreement

Borrower:         Calbiochem-Novabiochem Corporation
Address:          10394 Pacific Center Court
                  San Diego, California 92121

Date:             April 4, 1997

THIS AMENDMENT TO LOAN DOCUMENTS is entered into between SILICON VALLEY BANK ("Silicon"), on the one side, and the borrower named above (the "Borrower") and CN Biosciences, Inc. ("Parent"), on the other side..

         The Borrower and Silicon agree to amend, effective as of the date hereof, the Loan and Security Agreement between them dated July 28, 1995, as amended by that Amendment to Loan Agreement dated November 22, 1995, effective as September 30, 1995, as amended by that Amendment to Loan Agreement dated January 24, 1996, as amended by that Amendment to Loan Agreement dated June 27, 1996, as modified by that Consent and Waiver dated August 23, 1996, as amended by that Amendment to Loan Agreement dated September 30, 1996, and as amended by that Amendment to Loan Documents dated October 2, 1996 (as so amended and as otherwise amended from time to time being the "Loan Agreement"). (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

                  1. MODIFICATION TO SECTION 3.7. Section 3.7 of the Loan Agreement is hereby amended to read as follows:

                  "3.7 FINANCIAL CONDITION AND STATEMENTS. All financial statements now or in the future delivered to Silicon have been, and will be, prepared in conformity with generally accepted accounting principles and now and in the future will completely and accurately reflect the financial condition of the Borrower, at the times and for the periods therein stated. Since the last date covered by and such statement, there has been no material adverse change in the financial condition or business of the Borrower. The Borrower is now and will continue to be solvent. The Borrower will provide Silicon: (i) Within 5 days after the earlier of the date the report 10-Q (regarding CN Biosciences, Inc.) is filed or is required to be filed with the Securities Exchange Commission, such 10-Q report, a quarterly consolidating and consolidated financial statement regarding CN Biosciences, Inc. and the Borrower, and a Compliance Certificate in
         such form as Silicon shall reasonably specify, signed by the Chief Financial Officer of the Borrower, certifying that throughout such quarter the Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth on the Schedule and such other information as Silicon shall reasonably request (the "Compliance Certificate"); and (ii) within 5 days after the earlier of the date the report 10-K (regarding CN Biosciences, Inc.) is filed or is required to filed with the Securities Exchange Commission, such 10-K report, complete annual consolidating and consolidated financial statements, certified by indpendent certified public accountants acceptable to silicon, and a Compliance Certificate for the quarter then ended."
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SILICON VALLEY BANK                                  AMENDMENT TO LOAN AGREEMENT

                  2. QUARTERLY FINANCIAL COVENANT COMPLIANCE. The paragraph at the beginning of the section of the Schedule to the Loan Agreement entitled "Financial Covenants (Section 4.1)" that now reads "Borrower shall cause the Parent to comply with all of the following covenants on a consolidated basis effective with the month ending March 31, 1996. Compliance shall be determined as of the end of each month, except as otherwise specifically provided below:" is hereby amended to read as follows:

                  "Borrower shall cause the Parent to comply with all of the following covenants on a consolidated basis. Compliance shall be determined as of the end of each quarter, except as otherwise specifically provided below:"

                  3. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan agreement signed by Silicon and the Borrower and the other written documents and agreements between such parties set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, an all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                              SILICON:

CALBIOCHEM-NOVABIOCHEM                 SILICON VALLEY BANK
CORPORATION

                                       BY /S/ LINDA LEBEAU
                                         ----------------------------
                                       TITLE  SVP
                                            -------------------------

BY /S/ JAMES G. STEWART
  --------------------------------
  PRESIDENT OR VICE PRESIDENT

BY /S/ ARTHUR E. ROKE
  --------------------------------
  SECRETARY OR ASS'T SECRETARY
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SILICON VALLEY BANK                                  AMENDMENT TO LOAN AGREEMENT

                                     CONSENT

         The undersigned guarantors acknowledge that their consent to the foregoing Amendment is not required, but the undersigned nevertheless do hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Guaranties executed by the undersigned in favor of Silicon, all of which are hereby ratified and affirmed and shall continue in full force and effect.

CN BIOSCIENCES, INC.                   CALBIOCHEM-NOVABIOCHEM AG

BY: /S/ JAMES G. STEWART               BY: /S/ STELIOS B. PAPADOPOULOS
   -------------------------------        --------------------------------

TITLE: VICE PRES, SECTY & CFO          TITLE:  DIRECTOR
      ----------------------------           -----------------------------